Other non-operating expense (income)	12 Months Ended
Dec. 31, 2025
Other Non Operating Expense [Abstract]
Disclosure Of Other Non Operating Expense Explanatory [Text Block]

16. Other non-operating expense (income)

	Year ended
	December 31, 2025	December 31, 2024	December 31, 2023
Restructuring charges	122	128	4,519
Impairment of intangible assets	—	597	—
Income from investor arrangements	(4,000)	—	—
Other	647	197	712
Total	(3,231)	922	5,231

During the year ended December 31, 2025, the Company entered into agreements with WonderFi Technologies Inc. (“WonderFi”), and its related shareholder groups, in exchange for required consents and waivers to amendments to legacy investor rights agreements. During year ended December 31, 2025 the Company recognized $4,000 as Other Income upon satisfaction of these obligations, as the transaction is non-recurring and outside the ordinary course of operations. The related cash inflows are included in operating cash flows for the year.